SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

MONEY MARKET FUND

MAY 1, 2018

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267, by sending an e-mail request to mutualofamerica@rrd.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2018, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	0.10%

Total Annual Fund Operating Expenses	0.25%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$26	$81	$142	$322

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies. The Fund invests in money market instruments that meet certain requirements. The Fund is considered to be an institutional money market fund because it is not limited to investments by natural persons, and it does not maintain a stable net asset value.

•	The dollar weighted average maturity of the instruments the Fund holds will be short-term — 60 days or less.

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

•	The Fund will purchase only securities with a remaining maturity of 397 calendar days or less that present minimal credit risks to the Fund.

•	The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•	Money Market risk: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Board of Directors of the Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, and a fee may automatically be imposed based on the Fund’s liquidity level. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. In addition, the Fund’s returns can be adversely affected when yields on eligible investments are low. An investment in the Money Market Fund is subject to the following risks:

•	U.S. Government Securities risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies. U.S. government securities are subject to market risk, interest rate risk and credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

•	Interest Rate risk: Fixed income securities have an inverse relationship to interest rates, such that as interest rates rise, bond values decrease, and the Fund faces a heightened level of interest rate risk under current conditions because interest rates are at near historically low levels.

•	Management risk: The investment techniques and risk analyses applied by the Fund may not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal. Investors experienced negative returns and the Fund lost money for periods of time in each calendar year from 2009 through 2017.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	First quarter 2008	0.82%
Worst	Fourth quarter 2011	(0.05)%

Average Annual Total Returns (for periods ended December 31, 2017)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Money Market Fund	0.70%	0.09%	0.22%
Citigroup 3 month Treasury Bill Index	0.84%	0.24%	0.34%
(Index reflects no deduction for fees and expenses)

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the Separate Accounts, see the Separate Account prospectus.

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